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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



Date of Report March 17, 1998
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                              PNB FINANCIAL GROUP
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            (Exact name of registrant as specified in its charter)


      California                   2-78580                95-3847640
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(State of Incorporation)    (Commission File No.)    (I.R.S. Employer
                                                     Identification No.)


                             4665 MacArthur Court
                            Newport Beach, CA 92660
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                   (Address of principal executive offices)



Registrant's telephone number, including area code (714) 851-1033
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         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS:
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On March 5, 1998, the Board of Directors of PNB Financial Group ("PNBFG")
approved the issuance of a 15% stock dividend to shareholders of record as of March 31, 1998. The stock dividend is payable on April 15, 1998. No fractional shares or cash payment in lieu of fractional shares will be issued.

In addition, in an effort to provide more liquidity to current shareholders, and to better enable potential new shareholders to purchase shares in PNBFG, the Company is applying for a listing on NASDAQ (National Association of Securities Dealers Automatic Quotation System). One of the requirements for NASDAQ listing is an increase in the current number of PNBFG shares outstanding and available for trading. The stock dividend will enable the Company to meet this requirement.
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                                  SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereon as duly authorized.


DATED: March 17, 1998                                 PNB FINANCIAL GROUP,
                                                      a California corporation


                                                      By: /s/ Doug L. Heller
                                                      ------------------------
                                                      Doug L. Heller
                                                      Chief Financial Officer